UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operation and Financial Condition.

On April 24, 2018 Peoples Bancorp Inc. ("Peoples") issued a news release regarding its financial results for the first quarter of 2018. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Conference Call to Discuss Earnings:
Peoples will conduct a facilitated conference call to discuss first quarter 2018 results of operations today at 11:00 a.m., Eastern Daylight Time, with members of Peoples' executive management participating.  Analysts, media and individual investors are invited to participate in the conference call by calling (866) 890-9285.  A simultaneous webcast of the conference call audio will be available online via the “Investor Relations” section of Peoples' website, www.peoplesbancorp.com.  Participants are encouraged to call or sign in at least 15 minutes prior to the scheduled conference call time to ensure participation and, if required, to download and install the necessary software.  A replay of the call will be available on Peoples' website in the “Investor Relations” section for one year.

Item 8.01     Other Events

On April 23, 2018, Peoples issued a news release announcing that the Board of Directors declared a quarterly dividend of $0.28 per common share. A copy of the news release is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

a) Financial statements of businesses acquired
No response required.

b) Pro forma financial information
No response required.

c) Exhibits
See Index to Exhibits on Page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 24, 2018	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release issued by Peoples Bancorp Inc. on April 24, 2018
99.2	News Release issued by Peoples Bancorp Inc. on April 24, 2018

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